UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2015

Gulf Coast Ultra Deep Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	001-36386	46-6448579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., as trustee
Institutional Trust Services
919 Congress Avenue, Suite 500
Austin, Texas 78701
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (512) 236-6599

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on April 8, 2015, Gulf Coast Ultra Deep Royalty Trust (the Royalty Trust) received a letter from the Listing Qualifications Staff (the Staff) of The NASDAQ Stock Market LLC (NASDAQ) notifying the Royalty Trust that, because the closing bid price of the royalty trust units representing beneficial interests in the Royalty Trust (the royalty trust units) had been below $1.00 per unit for 30 consecutive business days, the Royalty Trust no longer complied with the bid price requirements for continued listing on The NASDAQ Capital Market set forth in NASDAQ Listing Rule 5550(a)(2). On October 7, 2015, the Royalty Trust received a letter from the Staff notifying the Royalty Trust that, as a result of the Royalty Trust’s failure to regain compliance with NASDAQ Listing Rule 5550(a)(2) within the 180-day period provided by the Staff, the royalty trust units are now subject to delisting from The NASDAQ Capital Market. The letter further provides that, unless the Royalty Trust requests an appeal of this determination, trading of the royalty trust units will be suspended at the opening of business on October 16, 2015, and NASDAQ will file a Form 25-NSE with the Securities and Exchange Commission (SEC), which will remove the royalty trust units from listing and registration on The NASDAQ Capital Market.

The Royalty Trust does not intend to appeal the Staff’s delisting determination. The royalty trust units are expected to be quoted on the OTCQX U.S. tier of the over-the-counter, or OTC, markets immediately upon suspension of trading on The NASDAQ Capital Market. The transition of the royalty trust units to the OTCQX U.S. will have no effect on the Royalty Trust’s obligation to file reports with the SEC under applicable federal securities laws.

Cautionary Statement Regarding Forward-Looking Statements: This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical facts, such as any statements regarding the future financial condition of the Royalty Trust or the trading market for the royalty trust units. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” "potential," and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements.

Forward-looking statements are not guarantees or assurances of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that may cause actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, general economic and business conditions, fluctuations in the market price, volume and frequency of the trading market for the royalty trust units, the Royalty Trust’s ability to comply with the OTCQX U.S. quotation requirements and take actions necessary to maintain quotation of the royalty trust units on the OTCQX U.S. and other factors described in Part I, Item 1A. "Risk Factors" in the Royalty Trust's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC, as updated by the Royalty Trust’s subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which forward-looking statements are based are likely to change after such forward-looking statements are made, which the Royalty Trust cannot control. The Royalty Trust cautions investors that it does not intend to update its forward-looking statements, notwithstanding any changes in assumptions, changes in business plans, actual experience, or other changes, and the Royalty Trust undertakes no obligation to update any forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Coast Ultra Deep Royalty Trust
	By:	The Bank of New York Mellon
Trust Company, N.A., as Trustee

		By:	/s/ Michael J. Ulrich
Michael J. Ulrich
Vice President

Date: October 8, 2015

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